EXHIBIT 99.1
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
Accrued Interest Date:                                                                                   Collection Period Ending:
25-Jul-07                                                                                                                31-Jul-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                          Period #
27-Aug-07                                         ------------------------------                                                29

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BALANCES
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                                                                              INITIAL         PERIOD END
     Receivables                                                       $1,500,000,024       $384,256,817
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $14,243,876
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000        $73,130,940
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

CURRENT COLLECTION PERIOD
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     Beginning Receivables Outstanding                                   $410,392,291
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $16,134,735
           Receipts of Pre-Paid Principal                                  $9,155,623
           Liquidation Proceeds                                              $425,328
           Principal Balance Allocable to Gross Charge-offs                  $419,788
        Total Principal Reduction                                         $26,135,474

        Interest Collections
           Receipts of Interest                                            $2,261,686
           Servicer Advances                                                  $30,439
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $29,697
           Net Investment Earnings                                            $31,379
        Total Interest Collections                                         $2,353,200

     Total Collections                                                    $28,068,886

     Ending Receivables Outstanding                                      $384,256,817

SERVICER ADVANCE AMOUNTS
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     Beginning Period Unreimbursed Previous Servicer Advance                 $556,257
     Current Period Servicer Advance                                          $30,439
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $586,696

COLLECTION ACCOUNT
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     Deposits to Collection Account                                       $28,068,886

     Distribution Amounts Due
        Servicing Fees Due                                                   $341,994
        Class A Noteholder Interest Distribution Due                       $1,273,934
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $25,045,083
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $341,994
        Amounts Deposited into Note Distribution Account                  $26,438,535
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                 $1,288,357
     Total Distributions from Collection Account                          $28,068,886





                                                                     Page 1 of 3

Accrued Interest Date:                                                                                   Collection Period Ending:
25-Jul-07                                                                                                                31-Jul-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                          Period #
27-Aug-07                                         ------------------------------                                                29

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EXCESS FUNDS RELEASED TO THE DEPOSITOR
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        Release from Reserve Account                                               $0
        Release from Collection Account                                    $1,288,357
     Total Excess Funds Released to the Depositor                          $1,288,357

NOTE DISTRIBUTION ACCOUNT
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     Amount Deposited from the Collection Account                         $26,438,535
     Interest Distribution to Noteholders                                  $1,393,452
     Principal Distribution to Noteholders                                $25,045,083
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $26,438,535

DISTRIBUTIONS
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $330,526              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance   Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0        $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0        $0.00         0.00%
     Class A-3 Notes                                                      $25,045,083        $73,130,940      $255.10        74.49%
     Class A-4 Notes                                                               $0       $264,507,000        $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000        $0.00       100.00%

CARRYOVER SHORTFALLS
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                                                                Prior Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0           $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0           $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0           $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0           $0
     Class B Interest Carryover Shortfall                                          $0                 $0           $0


RECEIVABLES DATA
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       32,216             31,260
     Weighted Average Remaining Term                                            26.55              25.61
     Weighted Average Annual Percentage Rate                                    4.17%              4.17%

     DELINQUENCIES AGING PROFILE END OF PERIOD                          Dollar Amount         Percentage
        Current                                                          $345,515,707             89.92%
        1-29 days                                                         $30,233,083              7.87%
        30-59 days                                                         $6,097,830              1.59%
        60-89 days                                                         $1,219,779              0.32%
        90-119 days                                                          $511,451              0.13%
        120+ days                                                            $678,967              0.18%
        Total                                                            $384,256,817            100.00%
        Delinquent Receivables +30 days past due                           $8,508,027              2.21%


     WRITE-OFFS
        Gross Principal Write-Offs for Current Period                        $419,788
        Recoveries for Current Period                                         $29,697
        Net Write-Offs for Current Period                                    $390,091

        Cumulative Realized Losses                                         $7,400,373


     REPOSSESSIONS                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,321,399                 68
        Ending Period Repossessed Receivables Balance                        $969,741                 50
        Principal Balance of 90+ Day Repossessed Vehicles                    $125,760                  7

Accrued Interest Date:                                                                                   Collection Period Ending:
25-Jul-07                                                                                                                31-Jul-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                          Period #
27-Aug-07                                         ------------------------------                                                29

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YIELD SUPPLEMENT OVERCOLLATERALIZATION
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     Beginning Period Required Amount                                     $15,334,267
     Beginning Period Amount                                              $15,334,267
     Current Distribution Date Required Amount                            $14,243,876
     Current Period Release                                                $1,090,391
     Ending Period Amount                                                 $14,243,876
     Next Distribution Date Required Amount                               $13,193,467

RESERVE ACCOUNT
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $31,379
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


OVERCOLLATERALIZATION
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     Beginning Period Amount                                                       $0
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                        $0
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